                          SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C.


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 10 or 15(d) of the
                           Securities Exchange Act of 1934



                                    JUNE 30, 1996
                 ----------------------------------------------------
                   Date of Report (date of earliest event reported)


                             NETWORK LONG DISTANCE, INC.
             -----------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                       0-23172                72-1122018
- ----------------                 ------------         -------------------
(State or Other                  (Commission          (IRS Employer Iden-
Jurisdiction of                  File Number)          tification Number)
Incorporation)


                                  525 FLORIDA STREET
                            BATON ROUGE, LOUISIANA  70801
                       ---------------------------------------
                       (Address of Principal Executive Offices
                                 Including Zip Code)


                                    (504) 343-3125
                         -----------------------------------
                           (Registrant's telephone number,
                                 including area code)


Page 1 of 5.

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Item 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 1996, the Registrant signed a definitive agreement to acquire all of the issued and outstanding shares of Long Distance Telecom, Inc., a Virginia corporation ("LDT"). The Registrant valued the transaction at approximately $3,650,000 and issued to the shareholders of LDT a total of 337,058 shares of its "restricted" common stock for the outstanding shares of LDT.

         Registrant believes the acquisition of LDT to be beneficial as it will allow for the consolidation and reduction in overhead costs while increasing overall revenues from operations. Registrant also believes the acquisition will enhance its corporate image in an area of the country in which it has had limited operations and may provide additional acquisition opportunities.

         There exists no material relationship between the Registrant, its officers and directors and LDT and its officers, directors or affiliates. The "restricted" common stock used by the Registrant to purchase the LDT shares was from the Registrant's authorized but unissued common stock.

         Based outside of Washington, D.C., LDT is a switched-based inter-exchange carrier providing telecommunications services primarily to commercial customers.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         N/A

Item 5.  OTHER EVENTS

         N/A

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         N/A


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)    The pro forma financial information and audited
                        financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

         (c)            Exhibits: Filed herewith pursuant to Reg. S-K Item 601

Exhibit No.   Page           Description
- -----------   ----           -----------

   1            5            Share Exchange Agreement between the Registrant
                             and Long Distance Telecom, Inc., dated June 30,
                             1996.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NETWORK LONG DISTANCE, INC.



Dated: July 8, 1996                              By: /s/ Marc I. Becker
                                               -------------------------------
                                                Marc I. Becker,
                                                Executive Vice President


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